INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED SEPTEMBER 16, 2022 TO THE PROSPECTUSES DATED DECEMBER 17, 2021, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P 500 QVM Multi-factor ETF (QVML)

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

(the “Funds”)

Effective immediately, the following replaces the first bulleted paragraph of the section titled “Principal Investment Strategies” in each Fund’s Summary Prospectus and in the section titled “Summary Information— Principal Investment Strategies” in each Fund’s Prospectus:

•           The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio (the Quality score of companies in the Financials or Real Estate sectors according to the Global Industry Classification Standard (“GICS”) is based only on the return on equity and financial leverage ratio measures).

Effective immediately, the following replaces the first bulleted paragraph on page 4 of each Prospectus in the section titled “Additional Information About the Fund’s Strategies and Risks”:

•           The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average total assets over the last two years and (iii) financial leverage ratio, calculated as the company’s latest total debt divided by its book value. The Quality score of companies in the Financials or Real Estate sectors according to GICS is based only on the return on equity and financial leverage ratio measures.

Please Retain This Supplement For Future Reference.

P-QVM-SUMSTATPRO-SUP-091622